SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 18, 2008
                                ----------------

                         First Federal Bankshares, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        0-25509                 42-1485449
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(State or other jurisdiction        (Commission File No.)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                    329 Pierce Street, Sioux City, Iowa 51101
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                    (Address of principal executive offices)

                                 (712) 277-0200
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the securities Act
    (12 C.F.R. 230.425)

[ ] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R.
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 C.F.R. 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 C.F.R. 240.13e-(c))


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Item 1.01.  Entry Into a Material Definitive Agreement

     On September 18, 2008, Vantus Bank, the wholly owned federal savings bank subsidiary of the Registrant, entered into a purchase and assumption agreement (the "Agreement") with Lincoln Savings Bank, Cedar Falls, Iowa ("Lincoln Savings"), whereby Vantus Bank will sell its Grinnell, Iowa branch office (the "Branch"), and the deposits and the loans and other assets associated with the Branch, to Lincoln Savings. The transaction is expected to be consummated in December 2008.

     Pursuant to the Agreement, on the closing date of the transaction, Lincoln Savings will purchase at book value: the Branch, including equipment, furniture and fixtures associated with the Branch; the loans associated with the Branch; and Vantus Bank's ATM located at Grinnell College. Additionally, on the closing date, Lincoln Savings will assume the deposits housed at the Branch and will pay a premium for the deposits of the Branch as set forth in the Agreement.

     Under the Agreement, Lincoln Savings may choose not to purchase certain loans of Vantus Bank after completion of due diligence on the Branch loan portfolio. The Agreement is attached hereto as Exhibit 99.

Item 9.01.  Financial Statements and Exhibits

(a)   Financial Statements of Businesses Acquired.    Not Applicable.

(b)   Pro Forma Financial Information.                Not Applicable.

(c)   Shell Company Transactions.                     Not Applicable.

(d)   Exhibits.


                  Exhibit No.               Description
                  -----------               -----------

                  99                    Purchase and Assumption Agreement,
                                        dated September 18, 2008




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       FIRST FEDERAL BANKSHARES, INC.

DATE: September 22, 2008                 By: /s/ Michael S. Moderski
                                             ---------------------------------
                                             Michael S. Moderski
                                             Chief Financial Officer


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                                   Exhibit 99